UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

POTBELLY CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! POTBELLY CORPORATION 2024 Annual Meeting Vote by May 14, 2024 11 :59 PM ET POTBELLY CORPORATION 111 NORTH CANAL STREET SUITE 325 CHICAGO, IL 60606 You invested in POTBELLY CORPORATION and it•s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 15, 2024. Get informed before you vote View the Notice & Proxy Statement, Annual Report on Form 10 -K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 01, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Vote Virtually at the Meeting* Point your camera here and May 15, 2024 8:00AM CDT vote without entering a ~Inumber Virtually at: www.virtualshareholdermeeting.com/PBPB2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of eight director nominees to serve on the Board of Directors. Nominees: 01) Vann Avedisian 04) David Head 07) Jill Sutton 0 For 02) Joseph Boehm 05) David Near 08) Robert D. Wright 03) Adrian Butler 06) Dave Pearson 2. Ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public 0 For accounting firm for the fiscal year ending December 29, 2024. 3. A non-binding, advisory vote on a resolution approving the 2023 compensation of the Company’s named executive O For officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up forE-delivery”.